UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

MEDASORB TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51038	98-0373793
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 1, 2006, Registrant’s Articles of Incorporation were amended to change Registrant’s name from Gilder Enterprises, Inc. to MedaSorb Technologies Corporation. The new name reflects Registrant’s business operations following its June 30, 2006 acquisition of MedaSorb Technologies, Inc. (formerly MedaSorb Corporation), a Delaware corporation, in a reverse merger transaction. In connection with the change of Registrant’s name, the symbol under which Registrant’s Common Stock is quoted on the OTC Bulletin Board was changed to MSBT.

The amendment was effected pursuant to Nevada Revised Statutes 92A.180 by merging a newly-formed wholly-owned Nevada subsidiary of Registrant, with the name MedaSorb Technologies Corporation, with and into Registrant. Pursuant to Nevada Revised Statutes 92A.180, no stockholder approval was required in connection with such merger and name change.

Item 9.01. Financial Statements and Exhibits

Exhibit 3.1 Text of Amendment to Registrant’s Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2006

MEDASORB TECHNOLOGIES CORPORATION

By: /s/ Al Kraus
Al Kraus,
President and Chief Executive Officer

EXHIBIT INDEX

No.	Description

Exhibit 3.1	Text of Amendment to Registrant’s Articles of Incorporation.